Supplement to the
Fidelity's Massachusetts Municipal Funds
March 26, 2001
Prospectus

Shareholder Meeting. On or about January 16, 2002, a meeting of the shareholders of Fidelity® Massachusetts Municipal Money Market Fund, Spartan® Massachusetts Municipal Income Fund, and Spartan Massachusetts Municipal Money Market Fund will be held to vote on various proposals. Shareholders of record on November 19, 2001 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

On September 20, 2001, the Board of Trustees of Fidelity Massachusetts Municipal Money Market Fund approved a voluntary expense cap on annual operating expenses, and the Board of Trustees of Spartan Massachusetts Municipal Money Market Fund approved and authorized (1) the elimination of several transaction fees, (2) a voluntary expense cap on annual operating expenses and a reduction in the management fee rate, (3) a change to the fund's investment policies, and (4) an increase in investment minimums.

All of Spartan Massachusetts Municipal Money Market Fund's Exchange Fees, Wire Transaction Fees, Checkwriting Fees and Account Closeout Fees have been eliminated. All other references to these fees in the prospectus should be disregarded.

The following information replaces the "Fee Table" section in the prospectus, beginning on page 8.

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of a fund. The annual fund operating expenses provided below for Spartan Massachusetts Municipal Money Market are based on historical expenses, adjusted to reflect current fees. The annual fund operating expenses provided below for Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Income do not reflect the effect of any reduction of certain expenses during the period.

MAS-01-06 November 19, 2001
1.479536.111

Shareholder fees (paid by the investor directly)A

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 30 days (as a % of amount redeemed) for Spartan MA Municipal Income onlyB	0.50%

A If a fund is your Fidelity brokerage core, you will pay fees charged in connection with certain activity in your Fidelity brokerage account directly from your fund investment. Please see your Fidelity brokerage account materials for additional information.

B A redemption fee may be charged when you sell your shares or if your fund balance falls below the balance minimum for any reason, including solely due to declines in the fund's net asset value per share (NAV).

Annual fund operating expenses (paid from fund assets)

MA Municipal Money Market	Management fee	0.38%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.15%
	Total annual fund operating expensesA	0.53%
Spartan MA Municipal Money Market	Management fee	0.43%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.00%
	Total annual fund operating expensesA	0.43%
Spartan MA Municipal Income	Management fee	0.38%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.11%
	Total annual fund operating expensesA	0.49%

A FMR has voluntarily agreed to reimburse each fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) as a percentage of their respective average net assets, exceed the following rates:

		Effective Date
MA Municipal Money Market	0.53%	10/25/2001
Spartan MA Municipal Money Market	0.40%	10/25/2001
Spartan MA Municipal Income	0.55%	04/01/1997

These arrangements may be discontinued by FMR at any time.

Through arrangements with Spartan Massachusetts Municipal Money Market's custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce fund expenses. In addition, through arrangements with Massachusetts Municipal Money Market's and Spartan Massachusetts Municipal Income's custodian, transfer agent, and pricing and bookkeeping agent, credits realized as a result of uninvested cash balances are used to reduce custodian, transfer agent, and pricing and bookkeeping agent expenses. Including these reductions, the total fund operating expenses are shown in the table below.

Total Operating Expenses
MA Municipal Money Market	0.52%
Spartan MA Municipal Money Market	0.39%A
Spartan MA Municipal Income	0.42%

A After reimbursement.

This example helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

MA Municipal Money Market	1 year	$ 54
	3 years	$ 170
	5 years	$ 296
	10 years	$ 665
Spartan MA Municipal Money Market	1 year	$ 44
	3 years	$ 138
	5 years	$ 241
	10 years	$ 542
Spartan MA Municipal Income	1 year	$ 50
	3 years	$ 157
	5 years	$ 274
	10 years	$ 616

The following information replaces similar information found under the Spartan Massachusetts Municipal Money Market Fund "Principal Investment Strategies" heading in the "Investment Details" section on page 11.

Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest up to 20% of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

The following information replaces the information for Spartan Massachusetts Municipal Income Fund found under the heading "Fundamental Investment Policies" in the "Investment Details" section on page 14.

Spartan Massachusetts Municipal Income Fund seeks a high level of current income, exempt from federal income tax and Massachusetts personal income tax. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal and Massachusetts personal income taxes.

Spartan Massachusetts Municipal Money Market Fund's minimum account balance and initial purchase minimum have been increased. The new minimums for the fund are as follows:

Fund Minimums
Initial Purchase	$100,000
Subsequent Purchase	$1,000
Through regular investment plans	$500
Balance	$50,000

Investors who have had an account in the fund since October 30, 2001 will continue to be subject to the lower minimums that were in place at that time.

The following information replaces similar information found under the heading "Fund Management" in the "Fund Services" section on page 30.

Spartan Massachusetts Municipal Money Market's annual management fee rate is 0.43% of its average net assets.

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